PROSPECTUS

12,000,000 Shares

Enhanced Government Fund, Inc.

Common Stock

        Enhanced Government Fund, Inc. is a newly organized, diversified, closed-end fund. The Fund’s investment objective is to provide stockholders with current income and gains. No assurance can be given that the Fund’s investment objective will be achieved. The Fund has an interval fund structure, pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares.

        The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government securities, U.S. Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums (the “Option Strategy”).

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        Investing in the Fund’s common stock involves certain risks and should not constitute a complete investment program. Risks are described in the “Risk Factors and Special Considerations” section beginning on page 13 of this prospectus.

	Per Share	Total(3)
Public offering price	$ 20.00	$240,000,000
Sales load(1)	$ .90	$10,800,000
Proceeds, before expenses, to the Fund(2)	$ 19.10	$229,200,000
(1)	The Fund has agreed to pay the underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The Fund’s investment adviser has agreed to pay additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated for acting as lead underwriter and for after-market services. See “Underwriting.”
(2)	The Fund’s investment adviser has agreed to pay all organizational expenses of the Fund. The investment adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount) exceeds $.04 per share of common stock. The estimated offering expenses to be incurred by the Fund are $375,000.
(3)	The underwriters also may purchase up to an additional 1,800,000 shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments. If all such shares are purchased, the total public offering price will be $276,000,000, the total sales load will be $12,420,000 and the total proceeds, before expenses, to the Fund will be $263,580,000.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        The shares will be ready for delivery on or about October 31, 2005.

Merrill Lynch & Co.		Citigroup
Advest, Inc.
Fixed Income Securities, L.P.
J.J.B. Hilliard, W.L. Lyons, Inc.

The date of this prospectus is October 26, 2005.

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        Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of the value of its net assets (including assets acquired with the proceeds from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities. The Fund may also invest up to 20% of its net assets in non-U.S. Government debt securities of foreign or domestic issuers, including commercial paper, notes, corporate bonds, debentures, asset-backed securities, mortgage-backed securities, corporate loans, sovereign debt securities and money market securities, that are rated in one of the four highest rating categories by at least one of the nationally recognized statistical rating organizations (including Baa or better by Moody’s Investors Service, Inc. or BBB or better by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or Fitch Ratings) or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality. Securities rated in any of the four highest rating categories are known as “investment grade” securities. As part of its Option Strategy, the Fund may also write (sell) call options on these other debt securities.

        Under the Option Strategy, the Fund will write call options on individual U.S. Government securities, U.S. Government Agency securities or other debt securities or baskets of such securities on a continuous basis such that the value of the securities underlying such options does not exceed the value of the Fund’s portfolio. While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in the value of the securities above the exercise price specified in the written call option through the expiration date of the call option. The Fund also may use other derivative strategies involving call and put options, futures and forward contracts, swap agreements, options on swaps, short sales and other derivative instruments in an attempt to enhance return or to hedge against market and other risks in the portfolio.

        Although the Fund has no present intention to use leverage, it may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. See “Other Investment Policies — Leverage.” The Fund may enter into derivatives transactions that in certain circumstances may produce effects similar to leverage. See “Risk Factors and Special Considerations — Other Portfolio Strategies.”

        Because the Fund is newly organized, its shares of common stock have no history of public trading. Shares of common stock of closed-end investment companies frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund’s shares of common stock have been approved for listing on the New York Stock Exchange under the symbol “EGF,” subject to offical notice of issuance.

        This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Copies of the Fund’s semi-annual and annual reports may be obtained without charge by writing to the Fund at its address at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling the Fund at (800) 543-6217. Copies of the Fund’s semi-annual and annual reports may also be obtained without charge at www.mutualfunds.ml.com. In addition, the Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the Securities and Exchange Commission.

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        Information about the Fund can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

        You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

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PROSPECTUS SUMMARY

        This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

The Fund	Enhanced Government Fund, Inc. is a newly organized, diversified, closed-end fund. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. See “Annual Repurchases of Fund Shares” for more information about the interval fund structure.

The Offering	The Fund is offering 12,000,000 shares of common stock at an initial offering price of $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). You must purchase at least 100 shares of common stock. The underwriters may purchase up to an additional 1,800,000 shares of common stock within 45 days from the date of this prospectus to cover overallotments, if any.

Investment Objective and Policies	The Fund’s investment objective is to provide stockholders with current income and gains. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, that pay interest in an attempt to generate current income and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government or U.S. Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums (the “Option Strategy”).

Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of the value of its net assets (including assets acquired with the proceeds from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States. U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. See “Investment Objective and Policies — U.S. Government Securities and U.S. Government Agency Securities.” In selecting portfolio securities, Fund Asset Management, L.P., the Fund’s investment adviser (the “Investment Adviser”), will consider the relative yield of different types of U.S. Government securities and U.S. Government Agency securities and its assessment of future interest rate patterns.

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The Fund may also invest up to 20% of its net assets in non-U.S. Government debt securities of foreign or domestic issuers, including commercial paper, notes, corporate bonds, debentures, asset-backed securities, mortgage-backed securities, corporate loans, sovereign debt securities and money market securities that are rated in one of the four highest rating categories by at least one of the nationally recognized statistical rating organizations (including Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Fitch Ratings (“Fitch”)) or, if unrated, are considered by the Fund’s Investment Adviser to be of comparable quality (referred to herein as “other debt securities”). As part of its Option Strategy, the Fund may also write (sell) call options on these other debt securities.

The Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by U.S. Government securities, U.S. Government Agency securities and other debt securities. Initially, it is expected that the Fund will target an average maturity of between three and ten years (for mortgage-backed securities, maturity will be considered to be the average remaining life based on certain prepayment assumptions). The Investment Adviser may adjust the average maturity of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns.

Most of the options written by the Fund will be traded over-the-counter, although the Fund may utilize exchange-traded options as well. In general, the Fund will primarily write (sell) call options that are “European style,” meaning that the options may be exercised only on the expiration date. However, the Fund may from time to time write call options that are “American style,” meaning that the options may be exercised at any point up to and including the expiration date.

The Fund will generally write (sell) call options that are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money call options are options with an exercise price that is above the principal value of the U.S. Government securities, U.S. Government Agency securities or other debt securities at the time of sale whereas at-the-money call options are options with an exercise price that is equal to the principal value of the U.S. Government securities, U.S. Government Agency securities or other debt securities at the time of sale. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the U.S. Government securities, U.S. Government Agency securities or other debt securities held by the Fund with respect to which the option was written, up to the exercise price. The Fund also reserves the right to sell call options that are “in-the-money” (i.e., those with an exercise price below the principal value of the security at the time of sale). When the price of the security upon which a call option is written rises, call options that were out-of-the-money when written may become in-the-money (i.e., the principal value of the security rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to sell the security at the exercise price upon the purchaser’s exercise of the option.

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Initially, the Fund expects that it will primarily write call options whose terms to expiration range from one to three months. The Fund reserves the right to sell call options of both longer and shorter terms.

The Investment Adviser will attempt to maintain for the Fund written call options positions on U.S. Government securities, U.S. Government Agency securities or other debt securities whose price movements, taken in the aggregate, are correlated with the price movements of the U.S. Government securities, U.S. Government Agency securities and other debt securities held in the Fund’s portfolio. In doing so, the Investment Adviser will consider data relating to the Fund’s fixed income holdings, including interest rates, maturity and coupon rate. The Fund cannot guarantee that the Option Strategy will be effective. The Fund anticipates that initially it will write (sell) call options on a substantial portion of the U.S. Government securities, U.S. Government Agency securities and other debt securities held in its portfolio. See “Risk Factors and Special Considerations — Risks Associated with Writing Call Options.”

Credit Quality. The Fund may invest in non-U.S. Government debt securities that are rated in one of the four highest rating categories by at least one of the nationally recognized statistical rating organizations (Baa or higher by Moody’s, BBB or higher by S&P or BBB or higher by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality. Securities rated in any of the four highest rating categories are known as “investment grade.”

Foreign Securities. The Fund may invest up to 20% of its net assets in debt securities of issuers domiciled outside the United States.

Other Portfolio Strategies. The Fund may use a variety of other portfolio strategies both to seek to increase the return of the Fund and to seek to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, interest rate transactions (including interest rate swaps), credit default swaps, total return swaps, options on swaps, options, futures, options on futures, short sales and foreign exchange transactions.

The Fund’s hedging transactions are designed to reduce volatility, but may come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund’s hedging activities depends on the Investment Adviser’s ability to forecast movements in securities prices and interest rates. The strategies used by the Fund in seeking to enhance its return may be riskier and have more speculative aspects than its hedging strategies. The Fund is not required to use derivatives to seek to increase return or to seek to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

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Risk Factors

Set forth below is a summary of the main risks of investing in the Fund’s common stock. For a more detailed description of the main risks as well as certain other risks associated with investing in the Fund’s common stock, see “Risk Factors and Special Considerations.”

Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading. Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value (commonly referred to as “trading at a discount”).

Issuer Risk; Market Risk; Selection Risk. Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower. Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the relevant market indices or other funds with similar investment objectives and strategies.

Interest Rate Risk. The Fund’s investments in U.S. Government securities, U.S. Government Agency securities and other debt securities are subject to interest rate risk. This is the risk that the value of such securities may fall when interest rates rise and rise when interest rates decline. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Risks Associated with U.S. Government Agency Securities. U.S. Government Agency securities including securities issued by U.S. Government-sponsored enterprises and instrumentalities are not direct obligations of the United States and may not be backed by the full faith and credit of the United States. The Federal National Mortgage Association and the Federal Home Loan Mortgage Association have each been subject to investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the credit quality, availability or investment character of the securities issued or guaranteed by those entities.

Risks Associated with Writing Call Options. There are various risks associated with the Option Strategy. The purchaser of an option written (sold) by the Fund has the right to purchase the security underlying the option at the exercise price up to and including the expiration date of the option. Therefore, as the writer of a call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the underlying securities held by the Fund with respect to which the option was written above the sum of the premium and the exercise price of the call. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Consequently, as a result of the Option Strategy, the net asset value of the Fund may tend to decline over time.

A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived transaction may be unsuccessful to some degree because of market developments or unexpected events.

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Risks of Investing in Mortgage-backed Securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as prepayment risk. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call and Redemption Risk. A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Income Risk. The income shareholders receive from the Fund is based primarily on the interest it earns from its investments as well as the gains the Fund receives from writing call options and selling portfolio securities, each of which can vary widely over the short and long term.

Other Portfolio Strategies. In addition to writing (selling) call options on U.S. Government securities, U.S. Government Agency securities and other debt securities held by the Fund, the Fund may engage in various other portfolio strategies both to seek to increase the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These additional strategies include the use of derivative instruments, such as purchased call options, purchased or written put options, indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps, interest rate swaps, options on swaps, total return swaps, short sales and foreign exchange transactions. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund’s performance could suffer. Certain of these strategies such as inverse securities, credit default swaps, interest rate swaps, total return swaps and short sales may provide investment leverage to the Fund’s portfolio and may result in many of the same risks of leverage to the holders of the Fund’s common stock as discussed below under “— Use of Leverage by the Fund.” The Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. No assurance can be given that the Fund’s portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to increase its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

General Risks Related to Derivatives. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying

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asset, reference rate or index (or relationship between two indices). The Fund also may have exposure to derivatives through investment in credit linked notes, credit linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset, as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.
Risks of Investing in Foreign Securities. The Fund may invest up to 20% of its net assets in debt securities of foreign issuers. Such investments involve risks including fluctuation in foreign interest rates, future foreign political and economic developments and the possible imposition of exchange control or other governmental laws or regulations.

Annual Repurchases of Fund Shares. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. These required annual repurchases are likely to decrease the overall size of the Fund, which could over time: (i) harm the Fund’s investment performance by limiting the extent to which the Fund may invest in illiquid securities; (ii) increase the Fund’s expense ratio as the Fund’s assets decrease; (iii) threaten the Fund’s continued listing of its shares of common stock on the New York Stock Exchange and, consequently, the liquidity of its shares; and (iv) jeopardize the Fund’s viability and continued existence. In addition, no assurance can be given that the annual repurchase offer will reduce any discount at which Fund shares trade or that the Fund will purchase all of the shares tendered by Fund shareholders during an annual repurchase offer period. See “Annual Repurchases of Fund Shares” for more information regarding the risks associated with the interval fund structure and annual repurchases of Fund shares.

Use of Leverage by the Fund
Although the Fund has no present intention to use leverage, it may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. No assurance can be given that the Fund will not leverage its portfolio.
The proceeds from any leverage will be invested in accordance with the investment objectives of the Fund. The expenses of any leverage will be borne by the Fund and will reduce the net asset value of its common stock. During periods when the Fund has borrowings, debt securities or preferred stock outstanding, the Fund will pay fees to the Investment Adviser for its services that are higher than if the Fund did not borrow or issue debt securities or preferred stock, because the fees will be calculated on the basis of an aggregate of: (i) the Fund’s average daily net assets (including proceeds received from the sale of any preferred stock) and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.

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In addition, in the event the Fund uses leverage, it may not declare any cash dividend or other distribution upon any class of its capital stock, including its common stock, or purchase any such capital stock, unless certain asset coverage tests are satisfied. See “Dividends and Distributions.”
Risks of Leverage. The use of leverage involves risks, which can be significant. These risks include greater volatility in the Fund’s net asset value, fluctuations in dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, the possibility that the value of the assets acquired with such borrowing will decrease although the Fund’s liability is fixed and increased operating costs which may reduce the Fund’s total return. So long as the Fund uses leverage, it may be required to sell investments in order to make interest or dividend payments on borrowings or preferred stock used for leverage when it may be disadvantageous to do so. Finally, if the Fund uses leverage and certain asset coverage requirements (as a result of market fluctuations or otherwise) are not satisfied, the Fund may be required to sell a portion of its investments to repay its borrowings or redeem some or all of its debt securities or preferred stock when it may be disadvantageous to do so. No assurance can be given that any leverage strategy used by the Fund will be successful. See “Risk Factors and Special Considerations — Leverage Risk.”

Investment Adviser	Fund Asset Management, L.P., the Investment Adviser, provides investment advisory and management services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.85% of the aggregate of: (i) the Fund’s average daily net assets (including proceeds from the sale of any preferred stock) and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.

Dividends and Distributions
The Fund intends to distribute dividends from its net investment income monthly, and net realized capital gains, if any, at least annually. The Fund expects that it will commence paying dividends within 90 days of the date of this prospectus. Currently, in order to maintain a more stable level of monthly dividend distributions, the Fund intends to pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to attempt to maintain a more stable level of distributions to stockholders and may choose not do so.

There is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. In such situations, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a stockholder’s tax basis in his or her shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying payment

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from any source other than the Fund’s income that adequately discloses the source or sources of such payment. Thus, if the Fund’s capital were the source of a distribution, and the payment amounted to a return of capital, the Fund would be required to provide written notice to that effect. Nevertheless, stockholders who periodically receive distributions from the Fund may be under the impression that such payments are made from the Fund’s income when, in fact, they are not. Accordingly, stockholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund’s income
Automatic Dividend Reinvestment
Plan Dividends and capital gains distributions generally are used to purchase additional shares of the Fund’s common stock. However, an investor can choose to receive dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm whether the broker or nominee will permit them to participate in the automatic dividend reinvestment plan.

Listing	Currently, there is no public market for the Fund’s common stock. However, the Fund’s shares of common stock have been approved for listing on the New York Stock Exchange under the symbol “EGF,” subject to official notice of issuance.

Federal Income Taxation
Distributions from the Fund’s net investment income will generally be treated as dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for Federal income tax purposes. Except in the case of distributions of net capital gains, such dividends generally will be taxable as ordinary income to stockholders. Due to the nature of the Fund’s investments, dividends from the Fund’s net investment income will generally not be eligible for treatment as qualified dividend income taxed at the reduced rate applicable to long-term capital gains. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of stockholders receiving such distribution. See “Taxes.”

The Option Strategy and certain other transactions entered into by the Fund are subject to special tax rules that may, among other things, (i) affect the character of gains and losses realized, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (iii) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to regulated investment companies). Operation of these rules could, therefore, affect the character, amount and timing of distributions to stockholders. Some of the Fund’s call option premiums will be subject to rules requiring the Fund to mark to market certain types of positions (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor its transactions, to make appropriate tax elections and to make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the favorable tax treatment afforded regulated investment companies. See “Taxes.”

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RISK FACTORS AND SPECIAL CONSIDERATIONS

        An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

        Set forth below are the main risks of investing in the Fund’s common stock.

        Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading.

        Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as “trading at a discount.” The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

        Issuer Risk; Market Risk; Selection Risk. Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that the Investment Adviser selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

        Interest Rate Risk. Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

        Risk Associated with U.S. Government Agency Securities. U.S. Government Agency securities, including securities issued by U.S. Government-sponsored enterprises and instrumentalities are not direct obligations of the United States and may not be backed by the full faith and credit of the United States. Certain U.S. Government-sponsored enterprises (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government. However, other government-sponsored enterprises (such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks) are not backed by the full faith and credit of the U.S. Government. Such enterprises are supported only by the discretionary authority of the U.S. Government to purchase the enterprises’ obligations, and therefore are subject to increased credit risk. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the credit quality, availability or investment character of the securities issued or guaranteed by these entities. Congress has been considering legislation that would affect the regulation of these institutions. To the extent that legislation or federal regulators impose additional requirements or restrictions with respect to the ability of such institutions to issue or guarantee securities, particularly in connection with highly leveraged transactions, the availability of government agency-issued or -guaranteed securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of government agency-issued or -guaranteed securities.

        Risks Associated with Writing Call Options. There are various risks associated with the Option Strategy. The purchaser of an option written (sold) by the Fund has the right to purchase the security underlying the option at the exercise price up to and including the expiration date of the option. Therefore, as the writer of a call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of

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the underlying securities held by the Fund with respect to which the option was written above the sum of the premium and the exercise price of the call. However the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Consequently, as a result of the Option Strategy, the net asset value of the Fund may tend to decline over time.

        A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived transaction may be unsuccessful to some degree because of market developments or unexpected events.

        Risks of Investing in Mortgage-Backed Securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as prepayment risk. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

        Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

        Mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Association (“Fannie Mae”). Principal and interest payments on mortgage-backed securities issued by Federal government agencies are guaranteed by either the Federal government or the government agency. Such securities have very little credit risk, but may be subject to substantial interest rate risks.

        Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches issued by government agencies and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

        Prepayment Risk. The risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Fund may be required to invest the proceeds in securities with lower yields.

        Extension Risk. The risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

        Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in the issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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        Obligations issued or guaranteed by the U.S. Government are considered to have minimal credit risk. Obligations issued or guaranteed by U.S. Government agencies or U.S. Government-sponsored enterprises and instrumentalities, which are generally not supported by the full faith and credit of the United States, may be more exposed to credit risk.

        Call and Redemption Risk. A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

        Income Risk. The income shareholders receive from the Fund is based primarily on the interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. If prevailing market interest rates decline, interest rates on debt securities held by the Fund, and shareholders’ income from the Fund, would likely decline as well.

        Net Asset Value; Interest Rate Sensitivity; Credit Quality; Other Market Conditions. Generally, when interest rates go up, the value of fixed income securities, such as U.S. Government securities that pay fixed interest rates, goes down. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that interest rates may increase in the future and cause the value of certain securities held in the Fund’s portfolio to decline. In addition, when market interest rates rise, not only may the Fund’s investment portfolio decline in value, but the cost of leverage, if any, may increase. See “Risk Factors and Special Considerations — Leverage Risk.” Therefore, the net asset value of the Fund will change as interest rates fluctuate to the extent that the Fund invests in fixed income securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the duration and reduce the value of the security. Volatility in the capital markets and other adverse market conditions may result in a decrease in the value of the securities held by the Fund. Any decrease in the market value of the securities held by the Fund will result in a decrease in the Fund’s net asset value and potentially the market price of the Fund’s common stock.

        Other Portfolio Strategies. In addition to writing (selling) call options, the Fund may engage in various other portfolio strategies to seek to increase the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These additional strategies include the use of derivative instruments, such as purchased call options, purchased or written put options, indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps, interest rate swaps, options on swaps, total return swaps, short sales and foreign exchange transactions. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund’s performance could suffer. Certain of these strategies such as inverse securities, credit default swaps, interest rate swaps, total return swaps and short sales may provide investment leverage to the Fund’s portfolio and result in many of the same risks of leverage to the holders of the Fund’s common stock as discussed below under “Other Investment Policies — Leverage.” The Fund is not required to use derivatives or other portfolio strategies to increase return or to hedge its portfolio and may choose not to do so. No assurance can be given that the Fund’s portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to increase its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

        General Risks Related to Derivatives. As noted above, derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund also may have exposure to derivatives through investment in credit

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linked notes, credit linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset, or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, counterparty risk, leverage risk, the risk of ambiguous documentation and management risk. Counterparty risk is the risk that the financial status of the derivative counterparty may affect the ability of the Fund to receive payments under the applicable derivative instrument. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index). If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and no assurance can be given that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

        Foreign Securities. The Fund may invest up to 20% of its net assets in debt securities of issuers domiciled outside the United States. The Fund’s investments in such issuers involve certain risks that are not involved in domestic investments, including fluctuation in foreign interest rates, future foreign political and economic developments and the possible imposition of exchange controls or other governmental laws or regulations.

        Annual Repurchases of Fund Shares. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. These required annual repurchases are likely to decrease the overall size of the Fund, which could over time: (i) harm the Fund’s investment performance by limiting the extent to which the Fund may invest in illiquid securities; (ii) increase the Fund’s expense ratio as the Fund’s assets decrease; (iii) threaten the Fund’s continued listing of its shares of common stock on the New York Stock Exchange, and, consequently, the liquidity of its shares; and (iv) jeopardize the Fund’s viability and continued existence. Moreover, there are additional risks associated with the Fund’s annual repurchase offers, including the risk that: (i) because a repurchase offer will be for 5% to 25% of the Fund’s outstanding shares, if the repurchase offer is oversubscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (ii) due to the potential for the Fund to purchase shares on a pro rata basis if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (iii) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (iv) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings reduce the Fund’s returns. See “Annual Repurchases of Fund Shares” for more information regarding the interval fund structure.

        Set forth below are certain other risks associated with investing in the Fund’s common stock.

        Ratings Categories. The Fund may invest up to 20% of its net assets in non-U.S. Government debt securities that are rated investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics. For example, their prices may be more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited than higher rated securities.

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        Borrowing and Leverage Risk. The Fund may borrow for temporary or emergency purposes, including for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

        Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation adjusted, value of the Fund’s common stock and distributions can decline and the interest payments on Fund borrowings, if any, may increase or the dividend payments on the Fund’s preferred stock, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

        Securities Lending. The Fund may lend securities with a value up to 33 1/3 % of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

        Futures Transactions. Futures are types of derivatives. The Fund may engage in futures transactions to reduce its exposure to interest rate movements or to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund’s performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to enter into futures transactions for hedging purposes or to increase its return and may choose not to do so.

        Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s costs associated with the interest payments on its outstanding borrowings or the dividend payments on its outstanding preferred stock, if any, or to seek to increase the Fund’s return, the Fund may enter into interest rate, credit default or total return swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they may be difficult to value, are susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund in the transaction and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest rate, credit default or total return swap transactions for hedging purposes or to increase its return and may choose not to do so. The Fund may also purchase or sell options on swap transactions.

        Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through

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which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale (“against the box”) by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund’s potential for loss is greater if it does not own the security that it is short selling.

        Leverage Risk. Although the Fund has no present intention to use leverage, it may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. No assurance can be given that the Fund will not leverage its portfolio.

        The use of leverage creates certain risks for common stockholders, including the greater likelihood of higher volatility of the Fund’s dividend yield, total return, net asset value and the market price of the common stock. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s common stockholders. During times of rising interest rates, the market value of the Fund’s portfolio investments may decline, while at the same time the Fund’s cost of leverage may increase. These risks would generally make the Fund’s return to common stockholders more volatile if it were to use leverage. So long as the Fund uses leverage, it may be required to sell investments in order to make interest or dividend payments on borrowings or preferred stock used for leverage when it may be disadvantageous to do so. Finally, if the Fund uses leverage and the asset coverage for the Fund’s borrowings or preferred stock declines to less than 300% or 200% of the Fund’s total assets, respectively, or below asset coverage requirements established by a rating agency that rated any preferred stock or debt security issued by the Fund (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to repay the borrowings or redeem some or all of the preferred stock or debt securities when it may be disadvantageous to do so. No assurance can be given that any leverage strategy used by the Fund will be successful.

        Rating Agencies. In the event the Fund issues preferred stock, the Fund may be subject to guidelines of one or more rating agencies that may issue ratings for such preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not expect these guidelines to prevent the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

        Tax Risk. Certain transactions entered into by the Fund are subject to special tax rules that may, among other things, (i) affect the character of gains and losses realized, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (iii) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to regulated investment companies). Operation of these rules could, therefore, affect the character, amount and timing of distributions to stockholders. Special tax rules also will require the Fund to mark to market certain types of positions in its portfolio, including some of its call options (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor its transactions, to make appropriate tax elections and to make appropriate entries in its books

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and records to lessen the effect of these tax rules and avoid any possible disqualification for the favorable tax treatment afforded regulated investment companies. In addition, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. In such situations, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a stockholder’s tax basis in his or her shares, with any amounts exceeding such basis treated as gain from the sale of shares.

        Under current law, certain dividend income is eligible for taxation at a lower rate that is also applicable to long term capital gains in the hands of individual stockholders. Certain tax rules may limit the Fund’s ability to designate dividends as long term capital gains eligible for taxation at reduced rates. Short term capital gains and interest income on debt securities are not eligible for this reduced tax rate. In addition, gains from writing call options generally will not be eligible for taxation at a reduced rate.

       The Fund’s investments and the tax treatment of Fund distributions may be affected by future changes in tax laws and regulations, including changes as a result of the “sunset” provisions that currently apply to the reduced federal income tax rate for long term capital gains. The impact of such legislation on the Fund and its stockholders cannot be predicted.

        Liquidity of Investments. Certain securities and derivative instruments in which the Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security or instrument relates to the ability to easily dispose of the security or instrument and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities or investments may trade at a discount from comparable, more liquid investments.

        Indexed and Inverse Floating Rate Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. Indexed securities and inverse floaters are derivative securities and can be considered speculative. Indexed and inverse securities involve credit risk and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk.

        Repurchase Agreements. The Fund may enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. If the other party to a repurchase agreement defaults on its obligation, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

        When Issued Securities, Delayed Delivery Securities and Forward Commitments. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

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        Restricted Securities. Restricted securities are securities that cannot be offered for public resale unless registered under applicable securities laws. The restricted securities include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

        Restricted Securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value.

        The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund will not be able to sell the securities.

        Rule 144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

        Market Disruption. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks, and the continued threat thereof, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led, and in the future may lead, to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund’s portfolio securities, interest rates, credit risk, inflation and other factors relating to the Fund’s common stock.

        Antitakeover Provisions. The Fund’s Charter, By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to convert the Fund to an open-end fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Description of Capital Stock — Certain Provisions of the Charter and By-laws.”

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FEE TABLE

Stockholder Transaction Fees:
Maximum Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.16%
Dividend Reinvestment Plan Fees	None
Annual Expenses (as a percentage of net assets attributable to common stock)
Investment Advisory Fee(2)(3)	0.85%
Other Expenses(3)	0.17%

Total Annual Expenses(3)	1.02%

(1)	The Investment Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $.04 per share (0.20% of the offering price). The Investment Adviser has agreed to pay the amount by which the offering costs (other than the sales load) exceed $.04 per share of common stock (0.20% of the offering price). In determining the costs to be paid by the Investment Adviser, the sales load is excluded, but the $.00667 per share partial reimbursement of expenses to the underwriter is included. Based on an asset size of 12,000,000 shares of common stock ($240,000,000), offering costs are estimated at approximately $375,000, all of which will be paid by the Fund. The offering costs to be paid by the Fund are not included in the Total Annual Expenses shown in the table. Offering costs borne by common stockholders will result in a reduction of capital of the Fund attributable to common stock. In the event the Fund offers preferred stock in the future, the costs of that offering will be effectively borne by the common stockholders and result in a reduction of the net asset value of the shares of common stock.
(2)	See “Investment Advisory and Management Arrangements.”
(3)	For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.85% of the aggregate of: (i) the Fund’s average daily net assets (including proceeds from the sale of any preferred stock); and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. The Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. Because the Fund has no present intention to use leverage, the Fund’s annual expenses are computed without taking any leverage into account. No assurance can be given that the Fund will not leverage its portfolio. See “Risk Factors and Special Considerations — Leverage Risk” and “Other Investment Policies — Leverage.”

EXAMPLE:

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $1.60) on a $1,000 investment, assuming total annual expenses of 1.02% and a 5% annual return throughout the periods	$57	$78	$100	$166

        The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set forth under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. The Example should not be considered a representation of future expenses or annual rate of return, and actual expenses or annual rate of return may be more or less than those assumed for purposes of the Example.

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THE FUND

        Enhanced Government Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on August 11, 2005, and has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

        The Fund is organized as a closed-end investment company. Closed-end investment companies generally differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the stockholder, whereas open-end investment companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares and thus are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, because the Fund has adopted an interval fund structure pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares, the Fund will be subject to asset out-flows like open-end funds. Such asset out-flows may negatively affect the Fund’s portfolio management and operating expense ratio. See “Annual Repurchases of Fund Shares” for more information about the interval fund structure. In addition, shares of closed-end investment companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

        The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other closed-end or open-end investment companies advised by Fund Asset Management, L.P., the Fund’s investment adviser (the “Investment Adviser” or “FAM”), with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and, if the Fund is the acquired fund, the stockholders of the Fund. See “Description of Capital Stock — Certain Provisions of the Charter and By-laws.”

USE OF PROCEEDS

        The net proceeds of this offering will be approximately $228,825,000 (or approximately $263,205,000 assuming the underwriters exercise the overallotment option in full) after payment of offering costs estimated to be approximately $375,000 and the deduction of the sales load. The Investment Adviser has agreed to pay the amount by which the offering costs (other than the sales load) exceeds $.04 per share of common stock (0.20% of the offering price). The Investment Adviser has agreed to pay all of the Fund’s organizational expenses.

        The Fund expects that there will be an initial investment period of up to approximately three months following the completion of its common stock offering, depending on market conditions and the availability of appropriate securities, before the net proceeds thereof are invested in accordance with the Fund’s investment objectives and policies. Pending such investment, it is anticipated that all or a portion of such proceeds will be invested in high grade, short term debt securities (both fixed and floating rate), money market funds, credit linked notes, credit linked trust certificates or similar derivative instruments designed to give the Fund exposure to some of the markets in which it intends to invest while the Investment Adviser selects specific securities. A relatively long initial investment period may negatively affect the return to the Fund’s stockholders and the Fund’s ability to achieve its investment objectives. See “Investment Objective and Policies.”

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INVESTMENT OBJECTIVE AND POLICIES

        The Fund’s investment objective is to provide stockholders with current income and gains. No assurance can be given that the Fund’s investment objective will be achieved. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. See “Annual Repurchases of Fund Shares” for more information about the interval fund structure. The Fund’s investment objective and interval fund structure are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

        The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government securities, U.S. Government Agency securities and other debt securities held by the Fund in an attempt to generate gains from option premiums (the “Option Strategy”).

        Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of the value of its net assets (including assets acquired with the proceeds from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities. This is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days’ prior notice of any change as required by the rules under the 1940 Act.

        The Fund may also invest up to 20% of its net assets in non-U.S. Government debt securities of foreign or domestic issuers, including commercial paper, notes, corporate bonds, debentures, asset-backed securities, mortgage-backed securities, corporate loans, sovereign debt securities and money market securities that are rated in one of the four highest rating categories by at least one of the nationally recognized statistical rating organizations (including Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Fitch Ratings (“Fitch”)) or, if unrated, are considered by the Investment Adviser to be of comparable quality (referred to herein as “other debt securities”). Securities rated in any of the four highest rating categories are known as “investment grade” securities. As part of its Option Strategy, the Fund may also write call options on these other debt securities.

        The Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by U.S. Government securities, U.S. Government Agency securities and other debt securities. Initially, it is expected that the Fund will target an average maturity of between three and ten years (for mortgage-backed securities, maturity will be considered to be the average remaining life based on certain prepayment assumptions). The Investment Adviser may adjust the average maturity of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns.

        Most of the options written by the Fund will be traded over-the-counter although the Fund may utilize exchange-traded options as well. In general, the Fund will primarily write (sell) call options that are “European style,” meaning that the options may be exercised only on the expiration date. However, the Fund may from time to time write call options that are “American style,” meaning that the options may be exercised at any point up to and including the expiration date.

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        The Fund will generally write (sell) call options that are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money call options are options with an exercise price that is above the principal value of the underlying U.S. Government security, U.S. Government Agency security or other debt security at the time of sale whereas at-the-money call options are options with an exercise price that is equal to the principal value of the underlying U.S. Government security, U.S. Government Agency security or other debt security at the time of sale. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the U.S. Government securities, U.S. Government Agency securities or other debt securities held by the Fund with respect to which the option was written, up to the exercise price. The Fund also reserves the right to sell call options that are “in-the-money” (i.e., those with an exercise price below the principal value of the underlying security at the time of sale). When the price of the security upon which a call option is written rises, call options that were out-of-the-money when written may become in-the-money (i.e., the principal value of the security rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to sell the security at the exercise price upon the purchaser’s exercise of the option.

        Initially, the Fund expects that it will primarily write call options whose terms to expiration range from one to three months. The Fund reserves the right to sell call options of both longer and shorter terms.

        The Investment Adviser will attempt to maintain for the Fund written call options positions on U.S. Government securities, U.S. Government Agency securities or other debt securities whose price movements, taken in the aggregate, are correlated with the price movements of the U.S. Government securities, U.S. Government Agency securities and other debt securities held in the Fund’s portfolio. In doing so, the Investment Adviser will consider data relating to the Fund’s fixed income holdings, including interest rates, maturity and coupon rate. The Fund cannot guarantee that the Option Strategy will be effective. The Fund anticipates that initially it will write (sell) call options on a substantial portion of the U.S. Government securities, U.S. Government Agency securities and other debt securities held in its portfolio. See “Risk Factors and Special Considerations — Risks Associated with Writing Call Options.”

        The Fund also may use other derivative strategies involving call and put options, futures and forward contracts, swap agreements, options on swaps, short sales and other derivative instruments in an attempt to enhance return or to hedge against market and other risks in the portfolio. The Fund may also enter into derivatives transactions that in certain circumstances may produce effects similar to leverage. See “Risk Factors and Special Considerations — Other Portfolio Strategies.”

        The Fund may vary its investment objective and policies for temporary defensive purposes during periods in which the Investment Adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Fund’s cash fully invested, including during the period in which the net proceeds of the offering are being invested. Under such conditions, the Fund may invest up to 100% of its total assets in short-term securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash. This might negatively affect the Fund’s ability to achieve its investment objective.

        The Fund may invest in, among other things, the following types of securities and instruments:

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U.S. Government Securities and U.S. Government Agency Securities

        The Fund may invest in all U.S. Government securities and U.S. Government Agency securities of any maturity, including U.S. Government mortgage-backed securities. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration. U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Association (“Fannie Mae”). Securities issued by these entities are generally not supported by the full faith and credit of the United States. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

Description of Non-U.S. Government Debt Securities

        The Fund may invest up to 20% of its net assets in non-U.S. Government debt securities of foreign or domestic issuers that are rated investment grade. The corporate debt securities in which the Fund may invest include commercial paper, notes, corporate bonds, debentures, corporate loans, money market securities and other similar types of securities or instruments issued by U.S. and foreign corporations and other entities. Other debt securities in which the Fund may invest include securities issued or guaranteed by a foreign government, mortgage-backed securities and asset-backed securities. These securities may be of any maturity or duration. The value of debt securities can be expected to vary inversely with interest rates.

        Investment grade securities are obligations rated at the time of purchase within the four highest quality ratings as determined by at least one of the nationally recognized statistical rating organizations (including Baa or better by Moody’s or BBB or better by S&P or Fitch). In the case of commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade ratings category (BBB and A-3 for S&P; Baa and Prime-3 for Moody’s and BBB and F-3 for Fitch, while considered “investment grade” may have certain speculative characteristics. For example, their prices may be more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited than higher rated securities. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of debt securities with respect to the foregoing requirements, the Investment Adviser may take into account the nature of any letters of credit or similar credit enhancement to which the particular debt security is entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Adviser, to other obligations in which the Fund may invest.

Options

        Call Options. In connection with the Option Strategy, the Fund will write (i.e., sell) covered call options on U.S. Government securities, U.S. Government Agency securities and other debt securities or baskets of such securities and may enter into closing purchase transactions with respect to certain of such options. The Fund may

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also write covered call options on other securities or instruments in which it invests, including swap transactions. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

        In addition to employing the Option Strategy, the Fund is authorized to write (i.e., sell) uncovered call options on securities or instruments, including swap transactions, in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund may be required to deposit and maintain sufficient margin with the broker dealer through which it sold the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Fund will segregate liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amount owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

        In addition to employing the Option Strategy, the Fund may purchase call options on any of the types of individual securities or instruments in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period.

        Put Options. The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or other instruments in which it may invest or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

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        The Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

        The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

        In connection with such transaction, the Fund will segregate liquid securities or cash with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Investments in Foreign Securities

        General. The Fund may invest up to 20% of its net assets in non-U.S. Government debt securities of foreign issuers, including commercial paper, notes, corporate bonds, debentures, asset-backed securities, mortgage-backed securities, corporate loans, sovereign debt securities and money market securities that are rated in one of the four highest ratings categories by S&P, Moody’s or Fitch or, if unrated, are considered by the Fund’s Investment Adviser to be of comparable quality.

        Public Information. Many of the foreign securities held by the Fund will not be registered with the Securities and Exchange Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

        Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring

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additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

        Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

        Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

        A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies.

        Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

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OTHER INVESTMENT POLICIES

        The Fund has adopted certain other investment policies as set forth below:

Indexed and Inverse Floating Obligations

        The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund also may invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, inverse floaters change in value in a manner that is opposite to most bonds — that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. Regardless of the effect, inverse floaters represent a leveraged investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

        In order to seek to hedge the value of the Fund’s portfolio against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the dividend payments on its outstanding preferred stock or interest payments on its outstanding borrowings, if any, or to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to increase its return. However, the Fund also may invest in interest rate swaps to seek to increase income or to seek to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

        In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to increase its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

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        The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

        The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

        Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated investment grade quality by at least one established rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at that point in time, a default could negatively affect the Fund’s ability to make interest payments on its outstanding borrowings or dividend payments on its outstanding preferred stock used for leverage, because it may be obligated to make the payments that it had intended to avoid. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and may be less liquid than swaps. There is still a risk, however, that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction at the time an interest rate swap or cap transaction reaches its scheduled termination date. If this occurs, it could have a negative affect on the Fund’s ability to make interest payments on its outstanding borrowings or dividend payments on its outstanding preferred stock used for leverage. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage with respect to any outstanding borrowings or any outstanding preferred stock used for leverage. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain any required asset coverage with respect to any outstanding borrowings or any outstanding preferred stock used for leverage or fails to comply with other covenants relating to any outstanding borrowings or any outstanding preferred stock used for leverage, the Fund may be required to prepay some or all of its outstanding borrowings or redeem some or all of its outstanding preferred stock used for leverage. Such prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in the termination payment by or to the Fund.

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Early termination of a cap could result in the termination payment to the Fund. Certain federal income tax requirements may limit the Fund’s ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable to stockholders as ordinary income that will not be eligible for taxation at a reduced rate. See “Taxes.”

        An option on a swap, a so-called “swaption,” is an over-the-counter traded option that gives the Fund the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. Swaptions confer all the benefits of an interest rate swap as well as being a useful tool where there is uncertainty of outcome. There is currently a liquid swaption market on the LIBOR rates of all the world’s major currencies. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that falls within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date. The Fund may purchase or sell call or put options on swaps.

Financial Futures and Options Thereon

        The Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”) and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to increase the Fund’s return. A futures contract is an agreement between two parties that obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade that have been designated “contract markets” by the Commodities Futures Trading Commission (the “CFTC”). The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund’s short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses that the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of an increase in the value of certain securities when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

        The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call

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options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities that the Fund intends to purchase.

        The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller.

        Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a “commodity pool” and the Fund need not be operated by a person registered with the CFTC as a “commodity pool operator.”

        When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

        The Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund may be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions and Futures Transactions

        The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund’s rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

        Utilization of futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of futures and movements in the prices of the securities that are the subject of the hedge. If the price of the futures moves more or less than the price of the subject of the hedge, the Fund will experience

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a gain or loss that will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Fund’s use of futures and options thereon when it uses such instruments as a so-called “cross-hedge,” which means that the security that is the subject of the futures contract is different from the security being hedged by the contract.

        The Fund intends to enter into futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such futures. However, no assurance can be given that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close a futures position. The inability to close futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or an option related to a futures contract.

Credit Default Swap Agreements

        The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and five years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

        Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties that are rated investment grade quality by at least one established rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with each such transaction, the Fund will at all times segregate liquid securities or cash with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as

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calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Total Return Swap Agreements

        The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

        Total return swap agreements entail the risk that a counterparty to the swap will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Credit Linked Trust Certificates

        Among the income producing securities in which the Fund may invest are credit linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of securities or derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked trust certificates as a cash management tool in order to gain exposure to certain equity or fixed income markets and/or to remain fully invested when more traditional securities are not available, including during the period when the net proceeds of this offering and any borrowings or offering of preferred stock are being invested.

        Like an investment in a bond, investments in these credit linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements, provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced obligation. This, in turn, would reduce the amount of income and principal that the

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Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, total return and management risk. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Short Sales

        The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to increase return.

        When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

        The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

        If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

        The Fund also may make short sales “against the box.” These transactions will involve either short sales of securities retained in the Fund’s portfolio or securities it has the right to acquire without the payment of further consideration.

Leverage

        Although the Fund has no present intention to use leverage, it may in the future leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. The proceeds from any leverage will be invested in accordance with the investment objectives of the Fund. The expenses of any leverage will be borne by the Fund and will reduce the net asset value of its common stock. No assurance can be given that the Fund will not leverage its portfolio.

        As discussed under “Investment Advisory and Management Arrangements,” during periods when the Fund has outstanding borrowings for leverage or preferred stock or debt securities outstanding, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not

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borrow or issue preferred stock or debt securities because the fees paid will be calculated on the basis of an aggregate of: (i) the Fund’s average daily net assets (including proceeds from the sale of preferred stock); and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board of Directors will monitor this potential conflict. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

        Any use of leverage by the Fund will be premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock or debt securities. Such difference in return may result from the short term nature of the Fund’s borrowing compared to the longer term nature of its investments. Because the total assets of the Fund (including the assets obtained from leverage) generally are expected to be invested in portfolio investments that will provide a higher return, the holders of common stock will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long term rates rise, the common stock net asset value will reflect any decline in the value of portfolio holdings resulting therefrom.

        Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of net asset value and market price of shares of common stock or fluctuations in dividends paid on common stock, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the holders of common stock and increased operating costs which may reduce the Fund’s total return. To the extent the total return derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the total return from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the total return on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of classes of preferred stock involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on shares of common stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock or debt securities create an opportunity for greater return per share of common stock, but at the same time such borrowing is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the total return on assets acquired with borrowed funds or preferred stock or debt offering proceeds exceeds the cost of borrowing or issuing classes of preferred securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

        Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on the common stock in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of

36

borrowings. The Investment Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Adviser otherwise views as favorable. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the short term debt securities or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

        Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3 % of the value of the Fund’s total assets, as calculated immediately after the incurrence of such indebtedness). Additionally, under the 1940 Act, the Fund may not declare any dividend (except a dividend payable in capital stock of the Fund) or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets, as calculated immediately after the issuance of such preferred stock). In addition, the Fund is not permitted to declare any dividend (except a dividend payable in common stock of the Fund) or other distribution on its common stock unless, at the time of such declaration, the Fund has an asset coverage (determined after deducting the amount of such dividend or distribution) of at least 200% of such liquidation value. In the event shares of preferred stock are issued, the Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain an asset coverage of any preferred stock of at least 200%.

        With respect to borrowings or indebtedness, “asset coverage” under the 1940 Act means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowings or indebtedness of the Fund. With respect to preferred stock, “asset coverage” under the 1940 Act means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing borrowings or indebtedness plus the aggregate of the involuntary liquidation preference of such preferred stock. Under the 1940 Act, the involuntary liquidation preference of a preferred stock is the amount to which such preferred stock would be entitled on involuntary liquidation of the Fund in preference to a security junior to it (i.e., the common stock).

        The Fund’s willingness to borrow money and issue debt securities or preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

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        Until the Fund borrows or issues shares of preferred stock, the Fund’s common stock will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

Foreign Exchange Transactions

        The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to increase returns. Such transactions could be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above.

        Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

        Currency Instruments are volatile and involve significant risks typical of derivative instruments, including credit risk, currency risk, leverage risk and liquidity risk. Currency Instruments used to increase returns will expose the Fund to the risks described above to a greater extent than if the Currency Instruments are used solely for hedging purposes.

        It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

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Other Investment Strategies

        Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

        Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described above under “— Leverage” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may segregate liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

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        Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 33 1/3 % of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates and to retain an affiliate of the Fund as lending agent. See “Portfolio Transactions.”

        Illiquid Securities. The Fund may invest in securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund has no limitation on the amount of its investment in illiquid securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain securities. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See “Net Asset Value” for information with respect to the valuation of illiquid securities.

        When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive a security against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value at all times will exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered, and the

40

Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

        Standby Commitment Agreements. The Fund from time to time may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund at all times will segregate cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

        No assurance can be given that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

        The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

        The Fund may in the future employ new or additional investment strategies and instruments if those strategies and instruments are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

INVESTMENT RESTRICTIONS

        The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

2. Make investments for the purpose of exercising control or management.

3. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

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4. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law.

5. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6. Make loans to other persons, except (i) to the extent the Fund may be deemed to be making a loan by purchasing bonds, debentures or other corporate debt securities, commercial paper, mortgage-backed securities and other asset-backed securities, bank loan participation interests, corporate loans, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3 % of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.

7. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

        For purposes of investment restriction (7) above, the Fund uses the classifications and subclassifications of Morgan Stanley Capital International as a guide to identify industries.

        Subsequent to the issuance of a class of preferred stock, if any, the above-referenced investment restrictions may not be changed without the approval of a majority of the outstanding shares (as defined above) of common stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares (as defined above) of preferred stock, voting separately as a class.

        Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under “Other Investment Policies” above.

c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

d. Change its policy of investing, under normal circumstances, at least 80% of the value of its net assets (including assets acquired from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, unless the Fund provides stockholders with at least 60 days’ prior written notice of such change.

        If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

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        The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the Commission.

        The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions.”

ANNUAL REPURCHASES OF FUND SHARES

        General. The Fund intends to conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund intends to fund repurchase offers by using cash or cash equivalents on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make its first repurchase offer in December 2006.

        Repurchases of shares of common stock by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s returns.

        Fundamental Policy Regarding Annual Repurchase Offers. The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the 1940 Act, and the Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by stockholders in response to each repurchase offer (“repurchase request deadline”) will be set pursuant to a policy approved by the Board. The date on which the repurchase price for shares is to be determined (the “repurchase pricing date”) shall occur no later than fourteen days after the repurchase request deadline (or the next business day, if the fourteenth day is not a business day). Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the 1940 Act.

        Annual Repurchase Offer Procedures. The Board of Directors will, in the exercise of its duties and subject to applicable law, determine the number of shares subject to the repurchase offer based upon such considerations as market demand and the Fund’s net asset value per share. Under Maryland law, repurchases must be approved by the Board of Directors. A corporation may not repurchase its shares if, after giving effect to the repurchase, the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due or, generally, the corporation’s total assets would be less than the sum of the corporation’s total liabilities. If a repurchase offer is over-subscribed, the Fund may either: (i) repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund’s outstanding shares, or (ii) purchase all shares tendered on a pro rata basis. All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

        Repurchase prices are set at a price equal to the net asset value per share of the Fund as of the repurchase pricing date. The repurchase price may be greater or less than the then current market price of the Fund’s shares. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. The repurchase fee would be used to compensate the Fund for expenses directly related to the repurchase. Payment for tendered shares will be distributed within one week after the repurchase pricing date. All repurchase offer

43

materials will be mailed to stockholders of record before commencement of the repurchase offer. Stockholders whose shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in the repurchase offer.

        The net asset value per share of the Fund is calculated each business day as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. See “Net Asset Value.” Stockholders who wish to obtain the net asset value per share of the Fund during any repurchase offer period should contact the Fund or their financial advisor.

DIRECTORS AND OFFICERS

        The Directors of the Fund consist of five individuals, four of whom are not “interested persons” of the Fund as defined in the 1940 Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

        Each non-interested Director is a member of the Fund’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation, retention and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) review with the independent registered public accounting firm any audit problems or difficulties encountered during or relating to the conduct of the audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the Fund’s independent registered public accounting firm; and (iv) consider information and comments of the independent registered public accounting firm with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. Since the Fund was incorporated, the Audit Committee has held one meeting.

        Each non-interested Director is also a member of the Board’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders in such manner as it deems appropriate. Fund stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. Since the Fund was incorporated, the Nominating Committee has not held any meetings.

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Biographical Information

        Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of funds and portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“FAM/MLIM-advised funds”) and other public directorships.

Name, Address* and Age of Director	Positions(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships

David O. Beim (64)***	Director	Director since 2005	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound U.S.A. since 1997; Chairman of Wave Hill, Inc. since 1980.	19 registered investment companies consisting of 25 portfolios	None

James T. Flynn (66)†	Director	Director since 2005	Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.	19 registered investment companies consisting of 25 portfolios	None

W. Carl Kester (53)	Director	Director since 2005	Industrial Bank of Japan Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; James R. Williston Professor of Business Administration of Harvard University Graduate School of Business from 1997 to 1999; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.	20 registered investment companies consisting of 26 portfolios	None

45

Name, Address* and Age of Director	Positions(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Karen P. Robards (55)	Director and Chair of the Board	Director since 2005	President of Robards & Company, a financial advisory firm, since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. since 1996; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.	19 registered investment companies consisting of 25 portfolios	None

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Fund’s By-laws or Charter or by statute or until December 31 of the year in which he or she turns 72.
***	Chair of the Audit Committee.
†	Solely as a result of his ownership of securities of one of the underwriters, Mr. Flynn is technically an “interested person” of the Fund as defined in the 1940 Act until after completion of the offering of the Fund’s shares of common stock. After completion of such offering, he will be a non-interested Director.

        Certain biographical and other information relating to the Director who is an “interested person” of the Fund as defined in the 1940 Act (the “Interested Director”) and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of funds and portfolios overseen in FAM/MLIM-advised funds and public directorships held.

Name, Address* and Age	Positions(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.† (50)	President and Director***	President and Director since 2005	President of FAM/MLIM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	130 registered investment companies consisting of 178 portfolios	None

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Name, Address* and Age	Positions(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Donald C. Burke (44)	Vice President and Treasurer	Vice President and Treasurer since 2005	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAM Distributors, Inc. (“FAMD”) since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.	136 registered investment companies consisting of 184 portfolios	None

Jeffrey Hiller (53)	Chief Compliance Officer	Chief Compliance Officer since 2005	Chief Compliance Officer of the FAM/MLIM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.	137 registered investment companies consisting of 185 portfolios	None

Frank Viola (40)	Vice President and Portfolio Manager	Vice President and Portfolio Manager since 2005	Managing Director of MLIM since 2002; Director of MLIM from 2000 to 2002; Vice President of MLIM from 1997 to 2000; Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997; Vice President of Merrill Lynch Capital Markets from 1993 to 1996.	13 registered investment companies consisting of 6 portfolios	None

Thomas Musmanno (36)	Vice President and Portfolio Manager	Vice President and Portfolio Manager since 2005	Director of MLIM since 2004; Vice President of MLIM from 1996 to 2004; Derivative and Structured Products Specialist with MLIM since 2000; Portfolio Manager in fixed income management group with FAM and MLIM since 1996.	8 registered investment companies consisting of 6 portfolios	None

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Name, Address* and Age	Positions(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Alice A. Pellegrino (45)	Secretary	Secretary since 2005	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of FAM, MLIM, FAMD and Princeton Services since 2004.	131 registered investment companies consisting of 179 portfolios	None

†	Mr. Doll is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.
*	The address of Mr. Doll and each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of the Fund.
***	As a Director, Mr. Doll serves until his successor is elected and qualified or until his death, resignation or removal as provided in the Fund’s By-laws or Charter or by statute, or until December 31 of the year in which he turns 72.

        In the event that the Fund issues preferred stock, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund’s Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See “Description of Capital Stock.”

Share Ownership

        Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2004 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Merrill Lynch Funds
Interested Director:
Robert C. Doll, Jr	None	Over $100,000

Non-Interested Directors:
David O. Beim	None	None
James T. Flynn	None	Over $100,000
W. Carl Kester	None	$10,001 - $50,000
Karen P. Robards	None	Over $100,000

        As of the date of this prospectus, the Investment Adviser owned all of the outstanding shares of common stock of the Fund; none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in ML &Co.

Compensation of Directors

        Pursuant to its investment advisory agreement with the Fund (the “Investment Advisory Agreement”), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries.

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        Each non-interested Director receives an aggregate annual retainer of $112,750 for his or her services to the FAM/MLIM-advised funds, including the Fund. The portion of the annual retainer allocated to each FAM/MLIM-advised fund is determined quarterly based, in general, on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The aggregate annual per meeting fees paid to each non-interested Director totals $48,000 for all the FAM/MLIM-advised funds for which that Director serves and are allocated equally among those funds. The Chair of the Board of Directors and the Chair of the Audit Committee each receives an additional annual retainer in the amount of $40,000 and $10,000, respectively, which is paid quarterly and allocated to each FAM/MLIM-advised fund for which such Director provides services based on the relative net assets of the fund.

        The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund’s first full fiscal year and the aggregate compensation paid to them from all registered FAM/MLIM-advised funds for the calendar year ended December 31, 2004.

Name	Estimated Aggregate Compensation from Fund	Pension Retirement other Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other FAM/MLIM -Advised Funds*
David O. Beim†	$6,012	None	$113,083
James T. Flynn	$5,776	None	$121,583
W. Carl Kester	$5,776	None	$121,583
Karen P. Robards††	$6,720	None	$131,583

*	For the number of FAM/MLIM-advised funds from which each non-interested Director receives compensation, see the table above under “— Biographical Information.”
†	Chair of the Audit Committee.
††	Chair of the Board of Directors.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

        The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 50 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of August 31, 2005, the Investment Adviser and its affiliates, including MLIM, had a total of approximately $491 billion in investment company and other portfolio assets under management. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        The Investment Advisory Agreement provides that, subject to the supervision of the Fund’s Board of Directors, the Investment Adviser is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser will also be responsible for the performance of certain management services for the Fund.

        The Fund is managed by the Investment Adviser’s Taxable Fixed Income group. The portfolio managers are Frank Viola and Thomas Musmanno. They are jointly responsible for the day-to-day management of the Fund’s portfolio. Mr. Viola has been a portfolio manager at MLIM since 1997 and a Managing Director of MLIM since

49

2002, and was a Director of MLIM from 2000 to 2002 and a Vice President of MLIM from 1997 to 2000. Mr. Viola has five years of experience as a portfolio manager for registered investment companies. Mr. Musmanno has been a Director of MLIM since 2004 and was a Vice President of MLIM from 1996 to 2004. He has been the Derivatives and Structured Products Specialist with MLIM since 2000 and has been a portfolio manager in the fixed income management group with MLIM since 1996. Mr. Musmanno has five years of experience as a portfolio manager for registered investment companies. For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, see “— Portfolio Manager Information” below.

        For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.85% of an aggregate of: (i) the Fund’s average daily net assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage (“average daily net assets” means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding debt securities and borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s average daily net assets.

        The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

        Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

Initial Approval of Investment Advisory Agreement

        The Board of Directors of the Fund, including a majority of the non-interested Directors of the Fund, has the responsibility under the 1940 Act to approve the Fund’s proposed Investment Advisory Agreement for its initial two-year term and for one-year renewal terms thereafter at meetings of the Board called for the purpose of voting on such initial approval or renewals. In addition, the Fund’s Board of Directors will receive, review and evaluate information concerning the services and personnel of the Investment Adviser and its affiliates at each

50

quarterly meeting of the Board of Directors and the Audit Committee. While particular emphasis will be placed on information concerning profitability, comparability of fees and total expenses, and the Fund’s investment performance at any future meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Investment Adviser and the Fund’s investment advisory and administrative arrangements is an ongoing one. In this regard, the Board’s consideration of the nature, extent and quality of the services to be provided by the Investment Adviser under the Investment Advisory Agreement will include deliberations at future quarterly meetings.

        At a Board meeting held on September 15, 2005, all of the Directors, including all of the non-interested Directors, approved the Investment Advisory Agreement for an initial two-year term. In considering whether to approve the Investment Advisory Agreement, the Fund’s Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund and from the Investment Adviser which: (i) included information concerning the services that will be rendered to the Fund by the Investment Adviser and the Investment Adviser’s affiliates and the fees that will be paid by the Fund to the Investment Adviser and the Investment Adviser’s affiliates; (ii) included information concerning the portfolio management team; and (iii) outlined the legal duties of the Board under the 1940 Act. The Board also received information from Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for advisory and administrative services to those of other non-leveraged, closed-end funds as defined by Lipper. In particular, the Board considered the following:

        (a) The nature, extent and quality of services to be provided by the Investment Adviser. The Directors reviewed the services that the Investment Adviser would provide to the Fund. In connection with the investment advisory services to be provided to the Fund, the Board of Directors discussed in detail with officers of the Investment Adviser the management of the Fund’s investments in accordance with the Fund’s stated investment objectives and policies and the types of transactions that would be entered into on behalf of the Fund, particularly the use of the Option Strategy. In addition to the investment advisory services to be provided to the Fund, the Investment Adviser and its affiliates also will provide administrative services, stockholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board of Directors reviewed the compliance and administrative services to be provided to the Fund by the Investment Adviser, including its oversight of the Fund’s day-to-day operations and its oversight of Fund accounting. The Board noted that the Investment Adviser has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services to be provided to the Fund. In addition to the Fund, the Investment Adviser and its affiliates provide compliance and administrative services to all of the FAM/MLIM- advised funds, as well as to a number of third party fund groups. Finally, the Board of Directors also took into consideration the favorable history, reputation and background of the Investment Adviser and the portfolio management team. The Board of Directors concluded, based in part on their experience as Board members for other FAM/MLIM-advised funds, that the services to be provided to the Fund by the Investment Adviser under the Investment Advisory Agreement were likely to be of a high quality and would benefit the Fund.

        (b) Investment performance of the Fund and the Investment Adviser. Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Directors generally considered the performance of the other funds managed by the Investment Adviser for which they act as directors. In doing so, the Directors recognized that past performance is not an indicator of future performance. In addition, the Board focused on the experience, resources and strengths of the Investment Adviser and its affiliates in managing investment companies that employ investment strategies similar to the Option Strategy. The Board also considered the experience of the Fund’s portfolio management team. The Board noted that Mr. Viola has over eight years of experience in managing fixed income investments, and that Mr. Musmanno has over nine years of

51

experience in managing similar investments. The Board of Directors also considered the innovative nature of the investment product and the creativity of the Investment Adviser in developing the Fund’s investment program. As a result, the Directors determined that the Investment Adviser would be an appropriate investment adviser for the Fund.

        (c) Cost of the services to be provided and profits to be realized by the Investment Adviser from the relationship with the Fund. The Directors also considered the anticipated cost of the services to be provided by the Investment Adviser. Under the Investment Advisory Agreement, the Fund would pay the Investment Adviser a monthly fee at the annual rate of 0.85% of an aggregate of: (i) the Fund’s average daily net assets; and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. Because the Fund is newly formed, had not commenced operations as of September 15, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Investment Adviser was not able to provide the Directors with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Investment Adviser and its affiliates from their relationships with the Fund. The Directors, however, previously discussed with the Investment Adviser its general level of profitability for other funds for which they serve as directors and which they determined was reasonable and noted that the Investment Adviser would provide the Directors with profitability information approximately one year after the Fund commences operations.

        (d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. Since the Fund is newly formed, had not commenced operations as of September 15, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Investment Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Investment Advisory Agreement.

        (e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. As discussed above in (a) and (c), the Directors compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to other contracts of the Investment Adviser and to other contracts of other investment advisers with respect to other similar closed-end registered investment companies. In particular, the Board of Directors evaluated the Fund’s proposed contractual fee rate for advisory and administrative services as compared to the contractual fee rate of comparable non-leveraged, closed-end covered call funds as defined by Lipper. The Board noted that the comparable funds included in Lipper invested primarily in equity securities and that the Fund was the only fixed income fund utilizing the Option Strategy. The Board also noted that, as a result of the Option Strategy, management of the Fund’s portfolio is expected to be considerably more involved than management of a more traditional portfolio of fixed income securities. The Board did not consider compensation paid with respect to accounts other than registered investment companies since the Investment Adviser does not utilize the Option Strategy in connection with such accounts. In particular, the Board of Directors noted that the Fund’s contractual advisory fee rate at a common asset level placed it in the first quintile for the Lipper group and below the median level for the Lipper group. The Board of Directors also found that, including investment-related expenses and taxes, the Fund’s projected total expense ratio at a common asset level placed it in the second quintile for the Lipper group and below the median for the Lipper group.

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        The Fund’s Board of Directors then considered the potential direct and indirect benefits to the Investment Adviser and its affiliates from its relationship with the Fund, including the underwriting arrangements relating to the initial distribution of Fund shares and the additional compensation arrangements. Based in part on their experience as directors of other FAM/MLIM-advised funds, the Board of Directors concluded that the Fund would benefit from those services.

        Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors who were present at the September 15, 2005 meeting, including all of the non-interested Directors, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Investment Adviser to the Fund as well as the costs to be incurred and benefits to be gained by the Investment Adviser and its affiliates in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar anticipated size. As a result, all of the Directors who were present at the September 15, 2005 meeting, including all of the non-interested Directors, approved the Investment Advisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Portfolio Manager Information

        The Fund is managed by Frank Viola and Thomas Musmanno.

Other Funds and Accounts Managed by the Portfolio Managers as of June 30, 2005

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Adviser and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Fund Asset
Management, L.P

Frank Viola	14	4	12	0	0	1
	$7,515,889,851	$9,661,447,488	$2,375,903,263			$149,462,098
Thomas Musmanno	5	0	0	0	0	0
	$3,846,109,163

        Fund Ownership

        The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of the date of this prospectus.

Portfolio Manager	Dollar Range
Frank Viola	None
Thomas Musmanno	None

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Portfolio Manager Compensation

        Portfolio Manager Compensation

        The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser (collectively, “MLIM”), is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

        Compensation Program

        The elements of total compensation for MLIM portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

        Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries that are fixed on an annual basis represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

        Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

        To that end, portfolio manager incentive compensation for MLIM and its affiliates is based on a formulaic compensation program. MLIM’s formulaic portfolio manager compensation program includes: investment performance relative to general closed-end, non-leveraged, fixed income funds over 1-, 3-, and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster Merrill Lynch’s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

        Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

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        Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the “Company”) stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers therefore have a direct incentive to protect the Company’s reputation for integrity.

        Other Compensation Programs

        Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

        Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company’s employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Potential Material Conflicts of Interest

        Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

        Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Adviser and its affiliates, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

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        To the extent that the Fund’s portfolio management team has responsibilities for managing accounts in addition to the Fund, portfolio managers will need to divide their time and attention among relevant accounts.

        In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund’s portfolio management team owns an interest in one fund or account he or she manages and not another.

Code of Ethics

        The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

        The Fund’s Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

        In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Proxy Committee”). The Proxy Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser’s legal department appointed by the Investment Adviser’s General Counsel. The Proxy Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing,

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the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

        The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio manager). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Proxy Committee, in conjunction with the Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

        To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

        The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

        From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services (each, a “Client”), is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

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        In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

        In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

        The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company’s board of directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee’s number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Proxy Committee may look at an auditor’s history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.
•	Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s

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board of directors, rather than stockholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.
•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.
•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund’s Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the 1940 Act envisions will be approved directly by stockholders.
•	Proposals related to limiting corporate conduct in some manner that relates to the stockholder’s environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

        Information about how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ending June 30 will be available without charge commencing no later than the following September 1: (i) at www.mutualfunds.ml.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

        Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

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        Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

        Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Securities and Exchange Commission or with interpretations of the Securities and Exchange Commission staff.

        Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

        Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the Securities and Exchange Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

        The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either

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the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

        Securities, including U.S. Government and U.S Government Agency securities, may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

        Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict portfolio turnover rates with any certainty, the Fund presently anticipates that the portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.

DIVIDENDS AND DISTRIBUTIONS

        The Fund intends to distribute dividends from its net investment income monthly to holders of common stock. It is expected that the Fund will commence paying monthly dividends within 90 days of the date of this prospectus. The Fund currently intends either to pay out less than the entire amount of net investment income earned in any particular period or pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividend distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to attempt to maintain a more stable level of distributions to stockholders and may choose not do so. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common stock and holders of preferred stock, if any.

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        The Fund’s distributions will be made from the Fund’s net investment income and net realized capital gains. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. In such situations, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a stockholder’s tax basis in his or her shares, with any amounts exceeding such basis treated as gain from the sale of shares.

        Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying payment from any source other than the Fund’s income that adequately discloses the source or sources of such payment. Thus, if the Fund’s capital were the source of a distribution, and the payment amounted to a return of capital, the Fund would be required to provide written notice to that effect. Nevertheless, stockholders who periodically receive distributions from the Fund may be under the impression that such payments are made from the Fund’s income when, in fact, they are not. Accordingly, stockholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund’s income.

        While any indebtedness is outstanding, the Fund may not declare any cash dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, or purchase any such capital stock, unless at the time of such declaration, (i) all accumulated preferred stock dividends have been paid and (ii) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon). The Fund has no current intention to use leverage.

        See “Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to common stockholders may be automatically reinvested in shares of common stock. Dividends and distributions may be taxable to stockholders whether they are reinvested in shares of the Fund or received in cash.

TAXES

General

        The Fund intends to elect and to qualify annually for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its income, the Fund (but not its stockholders) will not be subject to federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute all or substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation and all distributions from

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earnings and profits (as determined under U.S. federal income tax principles) to its stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, no assurance can be given that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

        Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to stockholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to stockholders as long term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the stockholder with respect to those shares. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any capital gain dividends.

        Dividends are taxable to stockholders even though they are reinvested in additional shares of the Fund. If the Fund pays a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which the dividend was declared.

        Certain dividend income and long term capital gains are eligible for a reduced tax rate applicable to noncorporate stockholders for taxable years ending in or prior to 2008. Due to the nature of the Fund’s investments, dividends from the Fund’s net investment income will generally not be eligible for treatment as qualified dividend income taxed at such reduced tax rate. Short-term capital gains (which may include a portion of premiums received by the Fund as the seller (writer) of expired options contracts) generally do not qualify for the reduced rates. Likewise, the Fund’s distributions derived from income on debt securities, such as the U.S. Government securities and U.S. Government Agency securities in its portfolio, will not be eligible for taxation at the reduced rate.

        Upon the sale or exchange of Fund shares held as a capital asset, a stockholder may realize a capital gain or loss, which will be long term or short term depending on the stockholder’s holding period for the shares. Generally, gain or loss will be long term if the shares have been held for more than one year. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign

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individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under the provisions of the American Jobs Creation Act of 2004 (the “2004 Tax Act”), dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. It is uncertain, however, what portion, if any, of the Fund’s distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign stockholders. Under recent guidance issued by the IRS, a RIC will generally be allowed to designate the maximum amount of its qualified dividend income, interest related dividends and short term capital gain dividends even where the aggregate of the amounts designated exceed the amounts of the RIC distributions. The 2004 Tax Act also provides that distributions of the Fund attributable to gains from sales or exchanges of “U.S. real property interests,” as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs and certain REIT capital gain dividends among other entities) generally will cause a foreign stockholder to treat such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. stockholders. Such distributions may be subject to U.S. withholding tax and may require the foreign stockholder to file a U.S. federal income tax return. These provisions generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

        Certain transactions entered into by the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to stockholders. Special tax rules also will require the Fund to mark-to-market (i.e., treat them as sold on the last day of the taxable year) certain types of positions in its portfolio (i.e., some of the call options written by the Fund) and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor transactions, make appropriate tax elections and make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code. Option premiums received by the Fund generally (except for those subject to the mark-to-market treatment referred to above) will be recognized upon exercise, lapse or other disposition of the option and generally will result in either short-term capital gain or losses.

        Under certain Code provisions, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a stockholder’s federal income tax liability, provided that the required information is timely forwarded to the IRS.

        Under Treasury Regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder, or $10 million or more for a corporate stockholder, in any single taxable year (or a greater amount over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are, in many cases, exempted from this reporting requirement,

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but under current guidance stockholders of regulated investment companies are not exempted. In addition, under recently enacted legislation, significant penalties may be imposed in connection with the failure to comply with these reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Stockholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Offers to Purchase Shares

        Under current law, a stockholder who, pursuant to any repurchase or tender offer, tenders all of his or her shares and who, after such repurchase or tender offer is not considered to own any shares under attribution rules contained in the Code or meets one of the other tests for sale or exchange treatment under the Code will realize a taxable gain or loss depending upon such stockholder’s basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets. Different tax consequences may apply to tendering and non-tendering stockholders in connection with a repurchase or tender offer, and these consequences will be disclosed in the related offering documents. If a stockholder tenders less than all shares owned by or attributed to such stockholder, and if the distribution to such stockholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend, a return of capital or capital gain depending on the Fund’s earnings and profits and the stockholder’s basis in the tendered shares. Also, there is a risk that nontendering stockholders may be considered to have received a deemed distribution which may be a taxable dividend in whole or in part. Stockholders may wish to consult their tax advisers prior to tendering their shares. If stockholders whose shares are acquired by the Fund in the open market sell less than all shares owned by or attributed to them, a risk exists that these stockholders will be subject to taxable dividend treatment and a risk exists that the remaining stockholders may be considered to have received a deemed distribution.

Miscellaneous

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Ordinary income and capital gain dividends also may be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

        Stockholders are urged to consult their own tax advisers regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

        Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed

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directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

        Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

        In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

        The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

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        In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

        There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

        The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Taxes.”

        Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

        Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

        All correspondence concerning the Plan should be directed to the Plan Agent at 100 Church Street, New York, New York 10286.

CONFLICTS OF INTEREST

        The investment activities of the Investment Adviser, Merrill Lynch and other affiliates of Merrill Lynch for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Investment Adviser has adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Investment Adviser that may give rise to such conflicts of interest.

        Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Investment Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. No assurance can be given that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund.

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        Merrill Lynch and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

        The results of the Fund’s investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by the Investment Adviser. It is possible that the Investment Adviser and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Investment Adviser and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

        From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

        In connection with its management of the Fund, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Fund.

        In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

        The Investment Adviser may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also

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create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

        The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

        It is also possible that, from time to time, Merrill Lynch or any of its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

        It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

        The Investment Adviser, its affiliates, and its directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, each of the Fund and the Investment Adviser has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

        The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the 1940 Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

        Present and future activities of Merrill Lynch and its affiliates, including of the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

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NET ASSET VALUE

        Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

        The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

        Generally, portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors. Long positions in securities traded in the over-the-counter (“OTC”) market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

        Generally trading in non-U.S. securities, as well as mortgage-backed securities, U.S. Government securities, U.S. Government Agency securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g.,

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a company announcement, market volatility or a natural disaster) occur during such periods, that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Investment Adviser using a pricing service and/or procedures approved by the Directors.

DESCRIPTION OF CAPITAL STOCK

        The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially are classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common stock as preferred stock and at that time offer shares of preferred stock. See “Other Investment Policies — Leverage.”

Common Stock

        Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of the Fund available for distribution to stockholders upon liquidation of the Fund. Stockholders are entitled to one vote for each share held.

        In the event that the Fund issues preferred stock and so long as any shares of the Fund’s preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Other Investment Policies — Leverage.”

        The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

        The Investment Adviser provided the initial capital for the Fund by purchasing 5,236 shares of common stock of the Fund for $100,008. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Preferred Stock

        In the event the Fund issues preferred stock, it is anticipated that such preferred stock will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of common stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common stock will have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of any preferred stock to be issued by the Fund will equal its original purchase price per share plus accumulated dividends per share.

        Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of any outstanding preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to

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accumulated but unpaid dividends, whether or not earned or declared) before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, it is expected that preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

        Voting Rights. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of shares of any outstanding preferred stock will have equal voting rights with holders of shares of common stock (one vote per share) and will vote together with holders of common stock as a single class. In connection with the election of the Fund’s Directors, holders of shares of any outstanding preferred stock, voting as a separate class, will be entitled to elect two of the Fund’s Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, it is expected that the Fund will have not less than five Directors. If at any time dividends on shares of any outstanding preferred stock shall be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund’s Directors until all dividends in default have been paid or declared and set apart for payment. It is expected that the affirmative vote of the holders of a majority of the outstanding shares of any outstanding preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

        Redemption Provisions. It is anticipated that any outstanding shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the 1940 Act and rating services that issue ratings on the preferred stock.

Certain Provisions of the Charter and By-laws

        The Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3 % of the shares entitled to vote in an election to fill that directorship.

        In addition, the Charter requires the favorable vote of the holders of at least 66 2/3 % of the Fund’s shares to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation;
•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or
•	a liquidation or dissolution of the Fund;

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unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund’s shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund’s shares of preferred stock then entitled to be voted, voting as a separate class.

        In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3 % of the Fund’s outstanding shares of capital stock (including any preferred stock to be issued by the Fund) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of such preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.

        Conversion to an open-end investment company would also require changes in certain of the Fund’s investment policies and restrictions, such as those relating to the issuance of preferred stock, the borrowing of money and the purchase of illiquid securities.

        The Charter and By-laws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66 2/3 % of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

        The Board of Directors has determined that the 66 2/3 % voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.

        The Fund’s By-laws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following the day upon which public disclosure of the date of the meeting is first made. Any notice by a stockholder must be accompanied by certain information as provided in the By-laws.

CUSTODIAN

        The Fund’s securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

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UNDERWRITING

        The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund and the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite their names below.

	Underwriter	Number of Shares
Merrill Lync	h, Pierce, Fenner & Smith
	Incorporated	7,135,000
	Citigroup Global Markets Inc.	2,400,000
	Advest, Inc.	300,000
	Fixed Income Securities, L.P.	300,000
	J.J.B. Hilliard, W.L. Lyons, Inc.	300,000
	BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	45,000
	Robert W. Baird & Co. Incorporated	45,000
	William Blair & Company, L.L.C.	45,000
	Deutsche Bank Securities Inc.	45,000
	Doft & Co., Inc.	45,000
	Dominick & Dominick LLC	45,000
	Ferris, Baker Watts, Incorporated	45,000
	HSBC Securities (USA) Inc.	45,000
	J.B. Hanauer & Co.	45,000
	KeyBanc Capital Markets, a division of McDonald Investments Inc.	45,000
	Legg Mason Wood Walker, Incorporated	45,000
	Morgan Keegan & Company, Inc.	45,000
	Northeast Securities, Inc.	45,000
	Piper Jaffray & Co.	45,000
	M.L. Stern & Co., LLC	45,000
	SunTrust Capital Markets, Inc.	45,000
	Wedbush Morgan Securities Inc.	45,000
	Anderson & Strudwick, Incorporated	25,000
	Axiom Capital Management, Inc.	25,000
	Brookstreet Securities Corporation	25,000
	Capital Growth Financial, LLC	25,000
	GunnAllen Financial, Inc	25,000
	Hoefer & Arnett, Incorporated	25,000
	Howe Barnes Investments, Inc.	25,000
	Huntleigh Securities Corporation	25,000
	Jesup & Lamont Securities Corporation	25,000
	Johnston, Lemon & Co. Incorporated	25,000
	LaSalle St. Securities, L.L.C.	25,000
	Maxim Group LLC	25,000
	McGinn, Smith & Co., Inc.	25,000
	Mesirow Financial, Inc.	25,000
	Morgan Wilshire Securities, Inc.	25,000
	NatCity Investments, Inc.	25,000
	National Securities Corporation	25,000
	Newbridge Securities Corporation	25,000

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Underwriter	Number of Shares
David A. Noyes & Company	25,000
Peacock, Hislop, Staley & Given, Inc.	25,000
Royal Alliance Associates, Inc.	25,000
Source Capital Group, Inc.	25,000
Southwest Securities, Inc.	25,000
Stanford Group Company	25,000
Sterne, Agee & Leach, Inc.	25,000
Stone & Youngberg LLC	25,000
Strand, Atkinson, Williams & York, Inc.	25,000
Susquehanna Financial Group, LLLP	25,000
Torrey Pines Securities, Inc.	25,000
J.P. Turner & Company, L.L.C.	25,000
Westminster Financial Securities, Inc.	25,000
Wunderlich Securities, Inc.	25,000

Total	12,000,000

        The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

        The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

        The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

        The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $.60 per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share to other dealers. There is a sales load or underwriting discount of $.90 per share, which is equal to 4.5% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before October 31, 2005.

        The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option

Public offering price	$20.00	$240,000,000	$276,000,000
Sales load	$.90	$10,800,000	$12,420,000
Proceeds, before expenses, to the Fund	$19.10	$229,200,000	$263,580,000

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        The expenses of the offering, excluding sales load, are estimated at $375,000 and are payable by the Fund. The Fund has agreed to pay the underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed 0.03335% of the total price to the public of the shares of common stock sold in this offering. The Fund has also agreed to pay certain expenses of counsel to the underwriters in an amount up to $7,500, which will not exceed 0.00276% of the total price to the public of the common stock sold in this offering. The Investment Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the .00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock (0.20% of the offering price). The Investment Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

        The Fund has granted the underwriters an option to purchase up to 1,800,000 additional shares at the public offering price less the sales load. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

        Until the distribution of the shares is completed, Commission rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

        If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

        The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

        Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

New York Stock Exchange Listing

        Prior to this offering, there has been no public market for the shares. The Fund’s shares of common stock have been approved for listing on the New York Stock Exchange under the symbol “EGF,” subject to official notice of issuance. In order to meet the requirements for listing, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

76

Other Relationships

        The Investment Adviser (and not the Fund) has agreed to pay a fee from its own resources to Merrill Lynch quarterly at the annual rate of 0.15% of the aggregate of: (i) the Fund’s average daily net assets (including proceeds from the issuance of any preferred stock); and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage, during the continuance of the Investment Advisory Agreement. In addition to acting as lead underwriter in the initial public offering of the Fund’s common stock, Merrill Lynch has agreed to provide, upon request, certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry on an as-needed basis. The total amount of these additional payments will not exceed 4.46389% of the total price to the public of the shares of common stock sold in this offering.

        The total amount of the additional compensation to Merrill Lynch, plus the amount paid by the Fund as the $.00667 per share partial reimbursement to the underwriters and as payment of certain expenses of counsel to the underwriters, will not exceed 4.5% of the total price to the public of the common stock sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of shares of common stock, including sales load and all forms of additional compensation to underwriters, will be limited to 9% of the total price to the public of the shares of common stock sold in this offering.

        The Fund anticipates that Merrill Lynch and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than Merrill Lynch may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions.” Merrill Lynch is an affiliate of the Investment Adviser.

        The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10286.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

        The transfer agent, dividend disbursing agent and registrar for the Fund’s shares is The Bank of New York, 100 Church Street, New York, New York 10286.

ACCOUNTING SERVICES PROVIDER

        State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

LEGAL MATTERS

        Certain legal matters in connection with the shares of common stock offered hereby are passed on for the Fund by Sidley Austin Brown & Wood LLP, New York, New York. Certain legal matters will be passed on for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely on the opinion of Sidley Austin Brown & Wood LLP as to certain matters of Maryland law.

77

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EXPERTS

        The statement of assets and liabilities of the Fund as of October 14, 2005 included in this prospectus has been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given as experts in accounting and auditing.

ADDITIONAL INFORMATION

        The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund may also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10006.

        Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors,
Enhanced Government Fund, Inc.

        We have audited the accompanying statement of assets and liabilities of Enhanced Government Fund, Inc. (the “Fund”) as of October 14, 2005. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Enhanced Government Fund, Inc. at October 14, 2005 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania October 20, 2005

79

ENHANCED GOVERNMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
October 14, 2005

ASSETS:
Cash	$100,008
Deferred offering costs (Note 1)	317,800

Total assets	417,808

LIABILITIES:
Liabilities and accrued expenses (Note 1)	317,800

NET ASSETS:	$100,008

NET ASSETS CONSIST OF:
Common Stock, par value $.10 per share; 200,000,000 shares authorized;
issued and outstanding (Note 1)	$ 524
Paid-in capital in excess of par	99,484

Net Assets-Equivalent to $19.10 net asset value per share based on
5,236 shares of capital stock outstanding (Note 1)	$100,008

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note 1. Organization

        Enhanced Government Fund, Inc. (the “Fund’) was incorporated under the laws of the State of Maryland on August 11, 2005 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the “Investment Adviser”) of an aggregate of 5,236 shares for $100,008 on October 14, 2005. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

        The Investment Adviser, on behalf of the Fund, will incur all organizational costs, estimated at $40,200. The Investment Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount) exceeds $.04 per share of common stock. As of October 14, 2005, based on an estimated asset size of 10,870,000 shares for $217,400,000, offering costs are estimated at approximately $317,800, all of which will be paid for by the Fund. Offering costs relating to the public offering of the Fund’s shares will be charged to capital at the time of issuance of shares.

Note 2. Investment Advisory Arrangements

        The Fund has engaged the Investment Adviser to provide investment advisory and administrative services to the Fund. The Investment Adviser will receive a monthly fee for advisory and administrative services at an annual rate equal to 0.85% of an aggregate of: (i) the Fund’s average daily net assets (including the proceeds from the issuance of any preferred stock offering); and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

80

Note 3. Federal Income Taxes

        The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

Note 4. Accounting Principles

        The Fund’s statement of assets and liabilities is prepared in conformity with U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from these estimates.

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        Through and including November 20, 2005 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

12,000,000 Shares

Enhanced Government Fund, Inc.

Common Stock

PROSPECTUS

Merrill Lynch & Co.
Citigroup
Advest, Inc.
Fixed Income Securities, L.P.
J.J.B. Hilliard, W.L. Lyons, Inc.

October 26, 2005

EGF-PR-1005